Exhibit 4.1

NUMBER	[LEMAITRE VASCULAR LOGO]	SHARES
L

LEMAITRE VASCULAR, INC.

INCORPORATED UNDER THE LAWS	SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE	CUSIP 525558 20 1

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

LEMAITRE VASCULAR, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ David B. Roberts	[LEMAITRE VASCULAR, INC. SEAL]	/s/ George W. LeMaitre
Chief Financial Officer and Treasurer		Chief Executive Officer and President

COUNTERSIGNED AND REGISTERED:

            MELLON INVESTOR SERVICES LLC

                        TRANSFER AGENT AND REGISTRAR

BY: /s/	illegible

                                 AUTHORIZED OFFICER

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	______ Custodian ______

TEN ENT -	as tenants by entireties		(Cust) (Minor)

JT TEN -	as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as		Act ___________
	tenants in common		(State)

Additional Abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

[                                                                             ]

___________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________________________________________

                                                                                                                                                                                     shares

of the capital stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

                                                                                                                                                                                     Attorney

to transfer the said stock on the books of the within named

Corporation with full power of substitution in the premises.

Dated

______________________________________________________________________________________________________________
NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.